Exhibit 10.2

September 23, 2005

American Stock Transfer

& Trust Company

6201 15th Avenue

3rd Floor

Brooklyn, New York 11219

Attention: Bill Galetta

Re:	Stock Issuance Request

Dear Bill:

We have been advised that the following party is requesting that a certificate for representing shares of IA Global, Inc. (the “Company”) be reissued with the restrictive legend in the name of IA Global, Inc. Details are as follows:

Holder	No. of Shares	Certificate No.
AIM Capital Corporation 623 River Road Fairhaven, NJ 07707 Tax ID 22-2457816 Telephone 732-747-0702	25,000	Please issue 25,000 shares on a restricted basis and date 9/23/05.

The shares are being issued for services provided to IA Global and is approved in the Board of Director minutes dated September 15, 2005.

Please mail the certificate for 25,000 shares to the address above.

Thank you for your assistance in handling this for us. My telephone number is 813-261-5157.

Sincerely,

/s/ Mark E. Scott

Mark E. Scott

President and Chief Financial Officer

IA Global, Inc. 550 North Reo Street, Suite 300, Tampa, FL 33609 USA

Tel: 813-261-5157     Fax: 813-261-5158